UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

Alight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Overlook Point
Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 737-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2024, Alight, Inc. (together with its subsidiaries, the “Company” or “Alight”) and Tempo Acquisition LLC, a subsidiary of the Company (“Seller”), entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which Seller has agreed to sell Alight’s Professional Services segment and Alight’s Payroll & HCM Outsourcing businesses within the Employer Solutions segment (collectively, the “Divested Business” or “Payroll and Professional Services”) to Axiom Buyer, LLC, a newly-formed entity and an affiliate of H.I.G. Capital, L.L.C. (“Purchaser”), for a purchase price of up to approximately $1.2 billion (the “Purchase Price”), plus the assumption by Purchaser of certain liabilities of the Divested Business as specified in the Purchase Agreement (collectively, the “Transaction”). As described in greater detail in the Purchase Agreement, the Purchase Price consists of (1) $1.0 billion in cash (the “Closing Cash Consideration”) payable at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), subject to certain adjustments, (2) a note with an aggregate principal amount of $50.0 million to be issued by an indirect parent of Purchaser (the “Note Issuer”) at the Closing and (3) contingent upon the financial performance of the Divested Business for the 2025 fiscal year (or, upon the occurrence of certain other events, the 12-month period prior to the applicable event), a note with an aggregate principal amount of up to $150.0 million to be issued by the Note Issuer. Alight expects to use the net after-tax cash proceeds to reduce debt, return capital and for general corporate purposes, including reinvestment into growth opportunities. As of December 31, 2023, the Transaction did not meet the criteria to be classified as held for sale in Alight’s consolidated balance sheet.

Closing Conditions and Timing

The Closing is subject to certain conditions, including (i) the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the receipt of certain other antitrust approvals in foreign jurisdictions and certain investment approvals in foreign jurisdictions, (iii) the absence of any injunction or other judgment that prevents the Closing, (iv) the consummation of a pre-closing reorganization in all material respects as contemplated by the Purchase Agreement and (v) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement. Purchaser has obtained an equity financing commitment from H.I.G. Middle Market LBO Fund IV, L.P. to fund the Transaction and associated expenses. Under the Purchase Agreement, the Closing will occur on (i) the second business day after satisfaction or waiver of the closing conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing but subject to the satisfaction or waiver of those conditions) or (ii) such other date as Seller and Purchaser may mutually agree, provided, unless mutually agreed otherwise by Seller and Purchaser, the Closing will not occur prior to July 1, 2024. The Closing is not subject to a financing condition or to the approval of the Company’s stockholders.

Termination Rights

The Purchase Agreement contains termination rights for each of Seller and Purchaser, including the right to terminate if the transactions contemplated by the Purchase Agreement have not been completed by September 20, 2024 which date may be extended by either party to December 20, 2024 in certain circumstances where certain regulatory approvals, injunctions or other judgments remain the only conditions to Closing that have not been satisfied (the “Outside Date”), unless the party seeking to terminate has breached the Purchase Agreement and such breach is the cause of the failure of the Closing to occur by the Outside Date. Notwithstanding any termination right of Seller, if Seller seeks to terminate the Purchase Agreement and Purchaser delivers written notice that it is ready, willing and able to consummate the Closing and does so consummate the Closing, such termination shall not be valid. The Purchase Agreement also provides that under no circumstances will the collective money damages payable by Purchaser and its related parties, on the one hand, or Seller and its related parties, on the other hand, arising from, related to or in connection with the Purchase Agreement and other transaction related documents (excluding any party’s indemnification obligations or post-closing obligations) exceed, in the aggregate, $500.0 million.

Representations, Warranties and Covenants

In the Purchase Agreement, Seller and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the Transaction. From the date of the Purchase Agreement until the Closing or the valid termination of the Purchase Agreement, Seller is required to use reasonable best efforts to conduct the Divested Business in all material respects in the ordinary course of business and preserve substantially intact the Divested Business. For three years following the Closing, the Company, Seller and their respective subsidiaries will not directly or indirectly engage in the Divested Business, subject to certain exceptions. For two years following the Closing, the Company, Seller and their respective subsidiaries will not directly or indirectly interfere with the commercial relationships of the Divested Business, subject to certain exceptions. For one year following the Closing, the Company, Seller and their respective subsidiaries will not directly or indirectly solicit or hire certain senior management employees of the Divested Business.

Indemnification

Subject to certain limitations, Seller has agreed to indemnify Purchaser for losses arising from Seller’s retained businesses, certain breaches of the Purchase Agreement, certain tax liabilities and certain other liabilities, and Purchaser has agreed to indemnify Seller for losses arising from the Divested Business and certain breaches of the Purchase Agreement. Purchaser has obtained a commitment for

“representations and warranties” insurance which will provide coverage for certain breaches of representations and warranties of Seller contained in the Purchase Agreement, subject to certain deductibles, exclusions, policy limits and certain other terms and conditions.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, is included to provide you with information regarding its terms, and it does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the sale of the Divested Business. The Purchase Agreement has been filed as an exhibit to this Report to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about the Company, Purchaser or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures to investors regarding any facts and circumstances relating to the Company, Seller, the Divested Business, or Purchaser. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

Press Release

On March 20, 2024, the Company issued a press release announcing the entry into the transaction described in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Investor Presentation

Additionally, on March 20, 2024, the Company made available an investor presentation titled “Alight Transaction” through the Investors section of its website (http://investor.alight.com). The Company may use the investor presentation, which contains financial and other data and includes updated expectations regarding the Company’s growth outlook and post-closing financial condition, from time to time with investors, analysts, and other interested parties to assist in their understanding of the Company and the Transaction. The information found on, or otherwise accessible through, the Company's website is not incorporated by reference herein.

Conference Call

Alight will host a webcast to discuss the transaction beginning at 10:00 a.m. (ET) on March 20, 2024. Interested parties can access the live webcast and accompanying presentation materials by logging onto the Investor Relations section on the Company's website at http://investor.alight.com, which will also have a replay of the conference call.

Performance-vested Restricted Stock Units (PRSUs)

Members of the executive team are closely aligned and incentivized to achieve the mid-term financial guidance in 2026 through various mechanisms including PRSUs that will be earned based in part on the level of achievement against the mid-term financial guidance provided by the Company both annually in each of fiscal years 2024 to 2026 as well as cumulatively over the three year period through 2026. Following the closing of the Transaction, the financial targets for these awards will be adjusted to reflect the Company’s updated mid-term financial guidance.

The information included under Item 7.01 of this Report, including Exhibit 99.1, is being "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On March 20, 2024, the Company announced its Board of Directors has authorized the repurchase of up to an additional $200 million of the Company’s Class A common stock, providing a total amount authorized for repurchase of $248 million after giving effect to the increase. Repurchases may be conducted through open market purchases or privately negotiated transactions in compliance with Rule 10b-18 under the Exchange Act, including pursuant to Rule 10b5-1 trading plans. The actual timing and amount of future repurchases are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors. The stock repurchase program does not obligate Alight to acquire any amount of common stock, and the program may be suspended or terminated at any time by Alight at its discretion without prior notice.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1

Stock and Asset Purchase Agreement, dated as of March 20, 2024, by and among Tempo Acquisition LLC, Axiom Buyer, LLC, the Company (for the limited purposes set forth therein) and Axiom Intermediate I, LLC (for the limited purposes set forth therein)*

99.1	Press Release of the Company dated March 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The related exhibits and schedules are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such exhibits and schedules to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These statements include, but are not limited to, statements related to the Transaction, the expected timing of the Closing, as well as statements about expected stock repurchase activity. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks related to declines in economic activity in the industries, markets, and regions our clients serve, including as a result of elevated interest rates or changes in monetary and fiscal policies, competition in our industry, risks related to the performance of our information technology systems and networks, risks related to our ability to maintain the security and privacy of confidential and proprietary information, risks related to actions or proposals from activist stockholders, risks related to the ability to meet the contingent payment conditions of the seller note, and risks related to changes in regulation, including developments on the use of artificial intelligence and machine learning. Additional factors that could cause Alight’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” of Alight’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the "SEC") on February 29, 2024, as such factors may be updated from time to time in Alight's filings with the SEC, which are, or will be, accessible on the SEC's website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be considered along with other factors noted in this presentation and in Alight’s filings with the SEC. Alight undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	March 20, 2024	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary